UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 19, 2010

Zurvita Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-145898	26-0531863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Gessner
Houston, Texas 77024
 (Address of principal executive offices and Zip Code)
___________________

713-464-5002
 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

Zurvita Holdings Inc. (“Zurvita”) was unable to file its Annual Report on Form 10-K for the year ended July 31, 2010 in a timely manner as required by the Securities Exchange Act of 1934, as amended, and applicable Securities and Exchange Commission rules.  Subsequent to filing its Form 12b-25 with the Securities and Exchange Commission announcing Zurvita’s inability to timely file its Annual Report on Form 10-K, Zurvita received notice from its former Independent Registered Public Accounting Firm that they were not independent with respect to Zurvita due to unpaid audit fees relating to a nonsubsidiary affiliate and, consequently, cannot consent to our use of their prior year auditor’s report within our Annual Report on Form 10-K for the year ended July 31, 2010.  However, Meeks International, LLC, the Company’s current Independent Registered Public Accounting Firm, has been engaged to audit the Company’s financial statements for the prior period.

As a result of not timely filing our Annual Report on Form 10-K for the year ended July 31, 2010 with the Securities and Exchange Commission, the OTCBB has changed our trading symbol to “ZRVTE.OB” to indicate we are delinquent in the filing of required reports under the Securities Exchange Act of 1934, as amended. Pursuant to Financial Industry Regulatory Authority Rule 6530, if we do not file our Annual Report on Form 10-K for the year ended July 31, 2010 on or before December 16, 2010, our common stock may be removed from, and no longer quoted on, the OTCBB.

We expect to file our Annual Report on Form 10-K by December 15th and expect that shortly thereafter our ticker symbol to revert back to “ZRVT.OB” and to remain eligible for quotation on the OTCBB.

Information contained in this Current Report on Form 8-K, other than historical information, is considered “forward-looking statements” that are subject to risks and uncertainties.  These forward-looking statements include information regarding the anticipating filing of our Annual Report on Form 10-K for the year ended July 31, 2010, the anticipated audit of our financial statements for the year ended July 31, 2010, the reversion of our stock symbol to “ZRVT.OB” and the possible suspension of the quotation of our stock on the OTCBB.  In some cases, you may identify forward-looking statements by words such as “may,” “should,” “plan,” “intend,” “potential,” “continue,” “believe,” “expect,” “predict,” “anticipate” and “estimate,” the negative of these words or other comparable words.  These statements are only predictions.  One should not place undue reliance on these forward-looking statements.  The forward-looking statements are qualified by their terms and/or important factors, many of which are outside the Company’s control, involve a number of risks, uncertainties and other factors that could cause actual results and events to differ materially from the statements made.  The forward-looking statements are based on the Company’s beliefs, assumptions and expectations of our future performance, taking into account information currently available to the Company.  These beliefs, assumptions and expectations can change as a result of many possible events or factors, including those events and factors described in “Risk Factors” in the Company’s Transition Report on Form 10-KT for the seven months ended July 31, 2009 filed with the Securities and Exchange Commission on November 12, 2009 (the “2009 Transition Report”), not all of which are known to the Company.  If a change occurs, the results and outcomes may vary materially from those expressed in the aforementioned forward-looking statements. The Company will update this forward-looking information only to the extent required under applicable securities laws.  Neither the Company nor any other person assumes responsibility for the accuracy or completeness of these forward-looking statements.

SIGNATURES

        In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ZURVITA HOLDINGS, INC.

Dated: November 19, 2010	By:	/s/ Jay Shafer
Jay Shafer
Co-Chief Executive Officer